                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report: February 22, 1999
(Date of earliest event reported)

Commission File No. 333-67267



                   Bank of America Mortgage Securities, Inc.
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        Delaware                                          94-324470
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

345 Montgomery Street, Lower Level #2, Unit #8152, San Francisco, CA   94104
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Address of principal executive offices                              (Zip Code)



                                (415) 445-4779
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              Registrant's Telephone Number, including area code


                         BA Mortgage Securities, Inc.
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  (Former name, former address and former fiscal year, if changed since last report)
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ITEM 5.    Other Events
           ------------

          Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by NationsBanc Montgomery Securities LLC, which are hereby filed pursuant to such letter.


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ITEM 7.    Financial Statements and Exhibits
           ---------------------------------

           (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                 Description
-----------                                 -----------
       (99)                                 Computational Materials
                                            prepared by NationsBanc
                                            Montgomery Securities LLC in
                                            connection with Bank of America
                                            Mortgage Securities, Inc., Mortgage
                                            Pass-Through Certificates,
                                            Series 1999-1


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

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             BANK OF AMERICA MORTGAGE
                             SECURITIES, INC.



February 22, 1999


                             By:    /s/ Russell Thompson
                                   --------------------------------------------
                                   Russell Thompson
                                   Senior Vice President


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

                               INDEX TO EXHIBITS
                               -----------------


                                                                Paper (P) or
Exhibit No.         Description                                 Electronic (E)
-----------         -----------                                 --------------

 (99)               Collateral Term Sheets                       E
                    prepared by NationsBanc
                    Montgomery Securities
                    LLC in connection
                    with Bank of America
                    Mortgage Securities, Inc., Mortgage
                    Pass-Through Certificates, Series 1999-1




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